U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 22, 2004

Innovative Designs, Inc.

(Exact Name of registrant as specified in its Charter)

Delaware

(State of Incorporation)

333-103746

Commission File No.

03-0465528

(IRS Employer Identification No.)

223 North Main Street, Suite 1, Pittsburgh, Pennsylvania 15215

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number  (412) 799-0350

All correspondence to:

Charles C. Torie, Esquire

Leech Tishman Fuscaldo & Lampl, LLC

Citizens Bank Building, 30th Floor

525 William Penn Place

Pittsburgh, Pennsylvania 15219

(412) 261-1600 Telephone

(412) 227-5551 Facsimile

Item 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the Registrant states:

(a)

(1)  On June 1, 2004, Innovative Designs, Inc. (“the Registrant”) engaged Louis Plung & Company, LLP to act as the Registrant’s independent certified public accountant.  Louis Plung & Company, LLP replaces Stark Winter Schenkein & Co., LLC who resigned on May 6, 2004.

(i)

Stark Winter Schenkein & Co., LLP resigned as the Company’s independent accountants.

(ii)

Stark Winter Schenkein & Co., LLP reports on the financial statements were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the year ended October 31, 2003 and the interim period through May 6, 2004, except that the report on the financial statements for the year ended October 31, 2003 contained a going concern qualification.

(iii)

The decision to change accountants was approved by the Registrant’s Board of Directors; and

(iv)

(A)

During the year ended October 31, 2003 and the interim period through May 6, 2004 there were no disagreements with Stark Winter Schenkein & Co., LLP related to accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP, would have caused Stark Winter Schenkein & Co., LLP, to make reference to the subject matter of the disagreement in connection with its report.

(B)

Not applicable;

(C)

Not applicable;

(D)

Not applicable; and

(E)

Not applicable.

(2)

On June 1, 2004, the Registrant engaged Louis Plung & Company, LLP as its independent accountants.

(i)

The Registrant did not consult with Louis Plung & Company, LLP, its new independent accountants, regarding any matter prior to its engagement; and

(ii)

Not applicable.

(3)

The Registrant has provided to Stark Winter Schenkein & Co., LLP, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stark Winter Schenkein & Co., LLP addressed to the Commission, confirming the statements made by the Registrant in this Item 4.  A copy of such letter is attached hereto.

(b)

Not applicable.

Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits

(16.1)  Letter from Stark Winter Schenkein & Co., LLP pursuant to Item 304(a) (3) of Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

6/29/04

Innovative Designs, Inc.

/s/  Joseph Riccelli

By:  Joseph Riccelli

Title:  Chief Executive Officer

Exhibit 16.1

June 28, 2004

Securities & Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

Re:

Innovative Designs, Inc.

Gentlemen:

Pursuant to the request of the above referenced Company, we affirm that:

(1)

We have read the Company’s response to Item 4 of Form 8-K dated June 22, 2004; and

(2)

We agree with the response except that we have no information regarding the engagement of the new accountant.

Very Truly Yours,

/s/ Stark Winter Schenkein & Co., LLP